Exhibit 99.1

Healthpeak Properties Stockholders and Physicians Realty Trust Shareholders Approve Merger

DENVER & MILWAUKEE--(BUSINESS WIRE)-- Healthpeak Properties, Inc. (NYSE: PEAK) (“Healthpeak”) and Physicians Realty Trust (NYSE: DOC) (“Physicians Realty Trust”) today announced that Healthpeak stockholders and Physicians Realty Trust shareholders have voted to approve the proposals necessary for the closing of the proposed merger at their respective special meetings held virtually today, February 21, 2024.

The transaction is expected to close on or about March 1, 2024, subject to the satisfaction or waiver of customary closing conditions. The combined company will operate under the Healthpeak Properties, Inc. name. Provided the transaction is consummated on March 1, 2024, Healthpeak common stock is expected to begin trading under the ticker symbol “DOC” at the open of trading on The New York Stock Exchange on March 4, 2024.

Upon consummation of the merger, Physicians Realty Trust shareholders will receive 0.674 of a newly issued share of Healthpeak common stock for each Physicians Realty Trust common share they own immediately prior to the effective time of the merger, subject to any withholding required under applicable tax laws, as applicable.

The final voting results for the Healthpeak Special Meeting of Stockholders and Physicians Realty Trust Special Meeting of Shareholders will be disclosed in a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission by Healthpeak and Physicians Realty Trust, respectively.

ABOUT HEALTHPEAK PROPERTIES

Healthpeak Properties, Inc. is a fully integrated real estate investment trust (REIT) and S&P 500 company. Healthpeak owns, operates, and develops high-quality real estate for healthcare discovery and delivery. For more information regarding Healthpeak, visit www.healthpeak.com.

ABOUT PHYSICIANS REALTY TRUST

Physicians Realty Trust is a self-managed health care real estate company organized to acquire, selectively develop, own, and manage health care properties that are leased to physicians, hospitals and health care delivery systems. Physicians Realty Trust invests in real estate that is integral to providing high quality health care. Physicians Realty Trust is a Maryland real estate investment trust and has elected to be taxed as a REIT for U.S. federal income tax purposes. Physicians Realty Trust conducts its business through an UPREIT structure in which its properties are owned by an operating partnership, directly or through limited partnerships, limited liability companies or other subsidiaries.

FORWARD-LOOKING STATEMENTS

This communication may include “forward-looking statements,” including but not limited to those regarding the proposed transactions between Healthpeak and Physicians Realty Trust, within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Healthpeak and Physicians Realty Trust operate and beliefs of and assumptions made by Healthpeak management and Physicians Realty Trust management, involve uncertainties that could significantly affect the financial or operating results of Healthpeak, Physicians Realty Trust or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “projects,” “forecasts,” “will,” “may,” “potential,” “can,” “could,” “should,” “pro forma,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions involving Healthpeak and Physicians Realty Trust, including future acquisitions, dispositions, financing activity, financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that Healthpeak and Physicians Realty Trust expects or anticipates will occur in the future - including statements relating to creating value for shareholders or stockholders, as applicable, benefits of the proposed transactions to clients, tenants, employees, shareholders or stockholders, as applicable, and other constituents of the combined company, integrating the companies, cost savings and the expected timetable for completing the proposed transactions - are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Healthpeak and Physicians Realty Trust believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, Healthpeak and Physicians Realty Trust can give no assurance that its expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed merger and the timing of the closing of the proposed merger; satisfaction of closing conditions to consummate the proposed merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transactions; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions; the impact of indebtedness incurred in connection with the proposed transactions; the ability to successfully integrate portfolios, business operations, including properties, tenants, property managers and employees; the ability to realize anticipated benefits and synergies of the proposed transactions as rapidly or to the extent anticipated by financial analysts or investors; potential liability for a failure to meet regulatory or tax-related requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in the financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of Healthpeak or Physicians Realty Trust; risks associated with the industry concentration of tenants; the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on business relationships, including with clients, tenants, property managers, customers, employees and competitors; risks related to diverting the attention of Healthpeak’s and Physicians Realty Trust’s management from ongoing business operations; unfavorable outcomes of any legal proceedings that have been or may be instituted against Healthpeak or Physicians Realty Trust; costs related to uninsured losses, condemnation, or environmental issues, including risks of natural disasters; the ability to retain key personnel; costs, fees, expenses and charges related to the proposed transactions and the actual terms of the financings that may be obtained in connection with the proposed transactions; changes in local, national and international financial markets, insurance rates and interest rates; general adverse economic and local real estate conditions; risks related to the market value of shares of Healthpeak common stock to be issued in the transaction; the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; foreign currency exchange rates; increases in operating costs and real estate taxes; changes in dividend policy or ability to pay dividends for Healthpeak or Physicians Realty Trust common shares; impairment charges; unanticipated changes in Healthpeak’s or Physicians Realty Trust’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity; pandemics or other health crises, such as coronavirus (COVID-19); and those additional risks and factors discussed in reports filed with the SEC by Healthpeak and Physicians Realty Trust. Moreover, other risks and uncertainties of which Healthpeak or Physicians Realty Trust are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by Healthpeak or Physicians Realty Trust on their respective websites or otherwise. Neither Healthpeak nor Physicians Realty Trust undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.